                         SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  February 15, 1999

                  AmeriCredit Automobile Receivables Trust 1998-A
               (Exact Name of Registrant as specified in its charter)


         United States                  333-36365               88-0359494
         -------------                  ---------               ----------
 (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                      Identification
                                                                  Number)


                                c/o AmeriCredit Financial
                                      Services, Inc.
                               Attention:  Daniel E. Berce
                                    200 Bailey Avenue
                                  Fort Worth, TX  76107
                                  (Address of Principal
                                    Executive Office)

                                      (817) 332-7000
                                Registrant's phone number

Item 5.        Other Events

     Information relating to distributions to Noteholders for the January, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes and the Class A-3 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of February 17, 1998 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.    Financial Statements, Exhibits

        Exhibit No.      Exhibit
        -----------      -------
            99.1         Preliminary Servicer's Certificate and Servicer's
                         Certificate for the January, 1999 Collection
                         Period relating to the Notes issued by the
                         Registrant pursuant to the Agreement.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1998-A

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/     Daniel E. Berce
        Daniel E. Berce
        Vice Chairman and
        Chief Financial Officer



February 15, 1999

                                   EXHIBIT INDEX


        Exhibit
        -------
          99.1           Preliminary Servicer's Certificate and Servicer's
                         Certificate for the January, 1999 Collection Period
                         relating to the Notes issued by the Registrant.